8-K

SECURITIES AND EXCHANGE COMMISSION
Washington. D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

Commission file Number: 000-32085

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	36-4392754
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

2401 Commerce Drive
Libertyville. Illinois 60048
(Address of Principal Executive Offices and Zip Code)

(847) 680-3515
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

     On October 23, 2003, the registrant announced its earnings for the quarter ended September 30, 2003. Further details are described in the press release issued by the registrant on October 23, 2003, and filed as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

                        By:      /s/ William J. Davis
                             William J. Davis
                                      Chief Financial Officer

Date: October 23, 2003

S-1

INDEX TO EXHIBITS

Exhibit

Number      Description

99.1            Press Release issued October 23, 2003

E-1